United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2012

Date of Reporting Period: 11/30/2012

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2012
Share Class	Ticker
A	IHIAX
B	IHIBX
C	IHICX
Institutional	EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2011 through November 30, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The Fund's total return, based on net asset value for the 12-month reporting period ended November 30, 2012, was 19.17% for Class A Shares, 18.19% for Class B Shares, 18.23% for Class C Shares and 19.43% for Institutional Shares. The total return of the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG),1 the Fund's broad-based securities market index, was 18.83% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPM-EMBIG.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the JPM-EMBIG were: (1) the duration2 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);3 (2) the credit quality4 of the portfolio securities (which indicates the risk that securities will default); and (3) an allocation to markets denominated in local currencies.5
For purposes of the following, the discussion will focus on the performance of the Fund's Class A Shares. The total return of the Fund's Class A Shares consisted of 5.38% current income and 13.79% capital appreciation in the net asset value of the Fund's shares.
Market Overview
The 12-month reporting period was characterized by a constructive tone in the asset class. The search for yield and safety continued in the markets. The negative net supply-demand in the U.S. credit markets favored emerging markets (EM) debt. Economic growth in advanced economies (AE) disappointed and monetary policy remained very accommodative. China's growth stabilized in the third quarter and a political leadership transition took place uneventfully. Europe remained immersed in a bank deleveraging process and slow economic growth environment.
During the early part of the first quarter, the markets experienced a decline in risk premiums, U.S. dollar weakness and demand for high beta currencies. Volatility in global markets was driven to multi-year lows. Greece reached a restructuring debt agreement with its private sector creditors avoiding a messy debt default with unknown consequences for the rest of the periphery countries' debt (“periphery countries” are Italy, Spain, Portugal, Greece and Ireland). In addition, the economic data from the U.S. was growth supportive, while evidence mounted that China's economic growth was weaker than expected.
During the spring and summer months of the 12-month reporting period, sovereign credit risk reemerged in Europe. As in prior risk aversion episodes in the markets, a flight to safety drove the U.S. dollar higher and bond yields to record low levels in the U.S., Germany and Japan, while funding terms in the
Annual Shareholder Report

periphery countries increased to record high levels. The main concern for global markets was Spain's banking system and government funding, in addition to worries about the implementation of the reform programs in other periphery countries, and Greece's political difficulty in reaching an agreement in forming a government. Disappointing macroeconomic data and poor prospects of growth in the United States, Germany and Japan accentuated the flight to safety.
While the fiscal adjustment was proceeding as expected in AE, during the 12-month reporting period, debt ratios were not yet stabilizing. Because of the slowdown in AE and the perceived strong fiscal position of EM economies, fiscal consolidation of EM economies was not expected. Prospects of slower global growth compelled central banks in AE and EM to ease monetary policy. The European Central Bank (ECB), Brazil, China, Colombia, the Czech Republic, Israel, Korea, the Philippines and South Africa cut interest rates and, in some cases, cut reserve requirements, while the Bank of England and the Federal Reserve expanded unconventional monetary policies targeting long-term high quality assets. Early in the fall months, the markets were encouraged by improved expectations of recapitalization of Spain's distressed banks and support measures to periphery countries from the European Union (EU), the formation of a government in Greece and the hopes of additional monetary easing in the U.S. In November, another Greek bailout agreement was reached reducing the risks related to the EU periphery region. Bond yields in Spain and Italy declined to one-year lows.
During the 12-month reporting period, a combination of monetary policy easing, global weak growth and portfolio reallocations – due to safety concerns in periphery Europe – favored demand for bonds in highly rated countries and EM countries. During the 12-month reporting period, EM remained fundamentally strong and resilient and hardened its position as an investment-grade (IG) asset class. The improving credit rating story was evident as a total of 54 EM sovereigns experienced 189 upgrades by Moody's, S&P and Fitch since the start of the 2008 financial crisis and this compares to 16 AE sovereigns with a total of 129 downgrades. Furthermore, during the 12-month reporting period, four EM sovereigns achieved IG status: Latvia, Indonesia, Uruguay and Turkey.
During the 12-month reporting period, Latin America's (LA) economic growth was below potential in 2012 and primarily explained by Brazil's economic growth underperformance. Asia was also unsatisfactory, with China and India disappointing. Eastern Europe, Middle East and Africa (EMEA) disappointed as well in terms of economic growth, however in terms of performance for the last twelve months Eastern and Central Europe outperformed other regions with 20.7% total return. This performance was followed by LA with total return of 19.6%, Africa 18.8%, Asia 15.7% and Middle East 8.1%. In terms of sector, the sovereign sector outperformed with
Annual Shareholder Report

19.1% return, followed by the quasi-sovereign sector 18.0% and corporate sector 17.4%. In terms of quality, EM high yield6 outperformed with 23.9% and investment grade with 15.5%. During the reporting period, the average spread declined to 287 basis points over U.S. Treasuries and the yield declined to 4.57%.
The inflows into the asset class during the 12-month reporting period increased by approximately $80 billion, attracting a diverse and superior quality of investors, thus reducing the volatility of the asset class. EM corporate new issuance supply exceeded $300 billion during the 12-month reporting period, and the amount of corporate debt outstanding reached a record $1 trillion. During the 12-month reporting period, 74% of EM new issuance was rated as IG.
Comparatively, the Barclays Global Treasury U.S. Bond Index7 was up 3.66%, the JPMorgan Government Bond Index–Emerging Markets Global Diversified8 (local markets un-hedged) was up 12.61% and the S&P 500 Index9 was up 16.14%.
DURATION
Early in the 12-month reporting period, Fund management allocated a large percentage of sovereign bonds from IG countries to securities with longer duration than those comprising the JPM-EMBIG. With the anticipation of a relatively subdued global growth in advanced economies, the risk premium priced in EM bonds was expected to narrow under an extended period of accommodative monetary policy in developed markets, mainly in the United States and, as highlighted above, in Europe due to its debt crisis. Furthermore, the Fund was positioned to benefit from constructive bond price movements reflecting the improving credit quality of the asset class. This strategy remained in place throughout the reporting period which markedly benefited from the decline in 10 year U.S. Treasury yields from 2.07% to 1.62%. However, the main contributor to performance was credit performance or spread compression.
Credit Quality
During the 12-month reporting period, Fund management allocated, as compared to the JPM-EMBIG, more of its portfolio to IG sovereign and corporate credits. The allocation to IG sovereign ended the period at 79.28% versus the JPM-EMBIG, which ended the period at 63.17% IG sovereign. This compares to the allocation at end of first quarter of 68.58% for IG sovereign versus the JPM-EMBIG, which ended the quarter with an allocation of 62.44%. This strategic allocation was an important contributor to Fund performance over the 12-month reporting period.
Annual Shareholder Report

Local Markets
During the 12-month reporting period, the Fund's allocation to EM securities denominated in local currency was reduced substantially. These investments are outside of the JPM-EMBIG. EM currencies have remained sensitive to major market dislocations, which have resulted in capital flight into U.S. dollar assets due to risk aversion in the markets. The Fund's exposure to EM currencies fell from 12.5% in November, 2011 to 1.7% in March, 2012. Since that time, portfolio management tactically added exposure to select currencies bringing total exposure as of November 30, 2012 to 3.3% of total assets.
1	The JPM-EMBIG is a total return, trade weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 33 countries. The index is unmanaged, and it is not possible to invest directly in an index.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6	High-yield, lower-rated securities generally entail great market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
7	Barclays Capital changed the name from “Barclays Capital Global Treasury U.S. Bond Index” to “Barclays Global Treasury U.S. Bond Index.” The Barclays Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more. The index is unmanaged, and it is not possible to invest directly in an index.
8	The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors. The index is unmanaged, and it is not possible to invest directly in an index.
9	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund (the “Fund”) from November 30, 2002 to November 30, 2012, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG).2
Average Annual Total Returns for the Period Ended 11/30/2012
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
Share Class	1 Year	5 Years	10 Years
Class A Shares	13.77%	9.24%	11.74%
Class B Shares	12.69%	9.13%	11.57%
Class C Shares	17.23%	9.41%	11.39%
Institutional Shares[3]	19.43%	10.09%	12.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

Growth of a $10,000 Investment–CLASS A SHARES
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
Growth of a $10,000 Investment–CLASS B SHARES
■	Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.
Annual Shareholder Report

Growth of a $10,000 Investment–CLASS C SHARES
■	Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.
Growth of a $10,000 Investment–Institutional SHARES
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is a total return, trade-weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 33 countries. The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2012, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Mexico	15.6%
Brazil	9.6%
Venezuela	9.0%
Russia	8.3%
Turkey	6.9%
Indonesia	6.8%
Peru	4.9%
Colombia	4.8%
United Arab Emirates	3.1%
Argentina	2.6%
Uruguay	2.5%
Panama	2.0%
Thailand	2.0%
Kazakhstan	1.8%
Qatar	1.5%
China	1.2%
Bermuda	0.9%
South Africa	0.9%
Hong Kong	0.8%
Philippines	0.8%
Iran	0.8%
Chile	0.7%
Lithuania	0.7%
Israel	0.6%
El Salvador	0.5%
Senegal	0.5%
Sri Lanka	0.5%
Czech Republic	0.4%
Bolivia	0.3%
Trinidad and Tobago	0.3%
Slovenia	0.3%
Dominican Republic	0.3%
Annual Shareholder Report

Country	Exposure as a Percentage of Total Net Assets[1]
Costa Rica	0.2%
Ghana	0.2%
Nigeria	0.2%
Serbia	0.2%
Cash Equivalents[2]	6.6%
Other Assets and Liabilities—Net[3]	0.7%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
2	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2012
Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS—53.8%
		Aerospace & Defense—0.2%
$500,000		Embraer SA, Sr. Unsecd. Note, 5.15%, 6/15/2022	$543,750
		Banking—5.7%
2,800,000	[1,2]	Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	3,147,200
1,000,000		Banco Do Brasil S.A., 3.875%, 10/10/2022	1,004,500
1,120,000	[1,2]	Banco Santander, S.A., Series 144A, 4.125%, 11/9/2022	1,131,200
690,000	[1,2]	Caixa Economica Federal, Series 144A, 3.50%, 11/7/2022	700,350
1,500,000		Credito Real SA, Sr. Unsecd. Note, Series REGS, 10.25%, 4/14/2015	1,650,000
1,100,000		SASOL Financing International PLC, 4.50%, 11/14/2022	1,102,750
3,500,000	[1,2]	Turkiye Garanti Bankasi A.S., Series 144A, 5.25%, 9/13/2022	3,845,625
1,000,000	[1,2]	Vnesheconombank, Sr. Unsecd. Note, Series 144A, 5.375%, 2/13/2017	1,085,000
500,000		VTB Bank OJSC, Series REGS, 6.315%, 2/22/2018	537,690
1,000,000	[1,2]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	1,068,050
		TOTAL	15,272,365
		Beverage & Tobacco—0.7%
750,000	[1,2]	Anadolu Efes Biracilik ve Malt Sanayii A.S., Series 144A, 3.375%, 11/1/2022	748,125
1,000,000	[1,2]	Corp Lindley SA, Series 144A, 6.75%, 11/23/2021	1,160,000
		TOTAL	1,908,125
		Broadcast Radio & TV—1.1%
2,000,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	2,919,292
		Building & Development—1.0%
1,500,000		Odebrecht Finance Ltd., Series REGS, 7.00%, 4/21/2020	1,740,000
700,000	[1,2]	Odebrecht SA, Company Guarantee, Series 144A, 7.50%, 9/29/2049	756,000
		TOTAL	2,496,000
		Building Materials—0.7%
615,000	[1,2]	Rearden G Holdings EINS GmbH, Company Guarantee, Series 144A, 7.875%, 3/30/2020	670,350
1,000,000	[1,2]	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	1,107,500
		TOTAL	1,777,850
		Chemicals—2.9%
755,000	[1,2]	ALPEK SA DE CV, Series 144A, 4.50%, 11/20/2022	778,405
1,900,000	[1,2]	Braskem Finance Ltd., Company Guarantee, Series 144A, 5.75%, 4/15/2021	1,992,720
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Chemicals—continued
$600,000	[1,2]	Mexichem SA de CV, Series 144A, 4.875%, 9/19/2022	$636,000
2,000,000	[1,2]	Mexichem SA de CV, Sr. Unsecd. Note, Series 144A, 6.75%, 9/19/2042	2,185,000
2,300,000	[1,2]	PTT Global Chemical PCL, Sr. Unsecd. Note, Series 144A, 4.25%, 9/19/2022	2,381,641
		TOTAL	7,973,766
		Conglomerates—3.2%
1,500,000	[1,2]	Grupo Aval Ltd., Sr. Unsecd. Note, Series 144A, 4.75%, 9/26/2022	1,515,000
1,500,000	[1,2]	Grupo Aval Ltd., Sr. Unsecd. Note, Series 144A, 5.25%, 2/1/2017	1,597,500
1,000,000	[1,2]	Gruposura Finance, Company Guarantee, Series 144A, 5.70%, 5/18/2021	1,112,500
200,000		Gruposura Finance, Company Guarantee, Series REGS, 5.70%, 5/18/2021	222,500
2,000,000		Hutch Whampoa International Ltd., Series REGS, 6.00%, 5/29/2049	2,097,500
250,000	[1,2]	Hutchison Whampoa International Ltd., Sr. Unsecd. Note, Series 144A, 4.625%, 1/13/2022	280,951
1,500,000		Voto-Votorantim O/S Trad, Series REGS, 6.625%, 9/25/2019	1,751,250
		TOTAL	8,577,201
		Container & Glass Products—0.7%
1,300,000	[3,4]	Vitro SA, Note, 11.75%, 11/1/2013	747,500
2,000,000	[3,4]	Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	1,150,000
		TOTAL	1,897,500
		Food Producers—0.7%
1,730,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	1,908,949
		Metals & Mining—4.8%
1,250,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	1,245,584
500,000	[1,2]	Bumi Investment PTE Ltd., Company Guarantee, Series 144A, 10.75%, 10/6/2017	415,000
800,000	[1,2]	Codelco, Inc., Series 144A, 3.00%, 7/17/2022	810,939
650,000	[1,2]	Samarco Mineracao SA, Series 144A, 4.125%, 11/1/2022	651,625
1,150,000		Southern Copper Corp., 5.25%, 11/8/2042	1,129,573
2,000,000		Vale Overseas Ltd., 4.375%, 1/11/2022	2,126,758
3,250,000		Vale Overseas Ltd., 6.875%, 11/21/2036	4,030,761
2,100,000	[1,2]	Volcan Compania Minera S.A., Series 144A, 5.375%, 2/2/2022	2,278,500
		TOTAL	12,688,740
		Oil & Gas—19.0%
1,000,000	[1,2]	CITGO Petroleum Corp., Sr. Secd. Note, Series 144A, 11.50%, 7/1/2017	1,163,750
2,000,000	[1,2]	CNOOC Finance 2012 Ltd., Series 144A, 3.875%, 5/2/2022	2,159,346
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$500,000	[1,2]	CNOOC Finance 2012 Ltd., Series 144A, 5.00%, 5/2/2042	$589,936
1,000,000	[1,2]	Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	1,108,737
1,500,000	[1,2]	Gazprom Neft, Series 144A, 4.375%, 9/19/2022	1,523,250
1,750,000	[1,2]	Gazprom, Series 144A, 4.95%, 7/19/2022	1,872,500
1,000,000	[1,2]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 5.00%, 11/15/2020	1,127,500
1,550,000	[1,2]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 6.875%, 11/1/2041	2,170,000
1,000,000	[1,2]	KazMunaiGaz Finance Sub BV, Company Guarantee, Series 144A, 6.375%, 4/9/2021	1,226,700
1,000,000		KazMunaiGaz Finance Sub BV, Series REGS, 6.375%, 4/9/2021	1,226,700
1,000,000	[1,2]	Lukoil International Finance BV, Company Guarantee, Series 144A, 6.125%, 11/9/2020	1,139,000
1,600,000	[1,2]	Pacific Rubiales, Sr. Unsecd. Note, Series 144A, 7.25%, 12/12/2021	1,866,080
2,500,000		Pemex Project Funding Master, Company Guarantee, 6.625%, 6/15/2035	3,175,000
2,000,000	[1,2]	Pertamina PT, Series 144A, 6.00%, 5/3/2042	2,265,000
1,800,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	2,031,910
14,500,000		Petroleos de Venezuela, SA, Company Guarantee, Series REGS, 8.50%, 11/2/2017	13,738,750
2,000,000		Petroleos Mexicanos, Company Guarantee, 6.50%, 6/2/2041	2,525,001
791,667		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.00%, 5/8/2022	870,833
800,000	[1,2]	PTT Public Co. Ltd., Series 144A, 4.50%, 10/25/2042	804,750
2,000,000	[1,2]	PTTEP Canada Internation, Series 144A, 6.35%, 6/12/2042	2,550,024
2,000,000	[1,2]	Rosneft Oil Co. via Rosneft International, Series 144A, 4.199%, 3/6/2022	2,008,939
200,000	[1,2]	Sinopec Group Oversea 2012, Series 144A, 3.90%, 5/17/2022	217,339
200,000	[1,2]	Sinopec Group Oversea 2012, Series 144A, 4.875%, 5/17/2042	235,309
1,800,000	[1,2]	Transprtdra De Gas Intl, Series 144A, 5.70%, 3/20/2022	1,998,000
650,000	[1,2]	Zhaikmunai LLP, Series 144A, 7.125%, 11/13/2019	670,280
		TOTAL	50,264,634
		Pharmaceuticals—0.2%
400,000	[1,2]	Hypermarcas SA, Note, Series 144A, 6.50%, 4/20/2021	430,000
		Real Estate—0.9%
1,900,000	[1,2]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.00%, 7/21/2020	2,232,500
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Telecommunications & Cellular—5.5%
$1,800,000		America Movil S.A.B. de C.V., 3.125%, 7/16/2022	$1,851,026
650,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	721,500
600,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	649,500
1,000,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 7.00%, 2/15/2020	1,067,500
1,000,000	[1,2]	Indosat Palapa Co. B.V., Company Guarantee, Series 144A, 7.375%, 7/29/2020	1,135,000
1,500,000	[1,2]	MTS International Funding Ltd., Sr. Unsecd. Note, Series 144A, 8.625%, 6/22/2020	1,877,235
500,000	[1,2]	Qtel International Finance Ltd., Bank Guarantee, Series 144A, 5.00%, 10/19/2025	561,250
1,000,000	[1,2]	Qtel International Finance Ltd., Company Guarantee, Series 144A, 4.75%, 2/16/2021	1,122,500
1,400,000	[1,2]	Telemar Norte Leste SA, Sr. Unsecd. Note, Series 144A, 5.50%, 10/23/2020	1,456,000
1,200,000	[1,2]	Telemovil Finance Co., Ltd., Company Guarantee, Series 144A, 8.00%, 10/1/2017	1,280,280
1,400,000	[1,2]	Vimpelcom, Company Guarantee, Series 144A, 7.5043%, 3/1/2022	1,531,754
1,000,000		VIP FIN (Vimpelcom), Series REGS, 9.125%, 4/30/2018	1,173,960
		TOTAL	14,427,505
		Utilities—6.5%
1,900,000	[1,2]	Abu Dhabi National Energy Co. PJSC, Sr. Unsecd. Note, Series 144A, 5.875%, 12/13/2021	2,262,900
1,000,000	[1,2]	Cez AS, Series 144A, 4.25%, 4/3/2022	1,073,000
1,780,000	[1,2]	Comision Fed De Electric, Sr. Note, Series 144A, 4.875%, 5/26/2021	2,029,200
1,750,000	[1,2]	Comision Fed De Electric, Sr. Unsecd. Note, Series 144A, 5.75%, 2/14/2042	2,008,125
2,000,000	[1,2]	Dubai Electricity & Water, Sr. Unsecd. Note, Series 144A, 7.375%, 10/21/2020	2,424,000
1,550,000	[1,2]	Israel Electric Corp. Ltd., Sr. Unsecd. Note, Series 144A, 6.70%, 2/10/2017	1,635,664
2,000,000		Majapahit Holding BV, Company Guarantee, Series REGS, 7.75%, 1/20/2020	2,520,000
3,000,000	[1,2]	Perusahaan Listrik Negara PT, Series 144A, 5.25%, 10/24/2042	3,105,000
		TOTAL	17,057,889
		TOTAL CORPORATE BONDS (IDENTIFIED COST $128,986,610)	142,376,066
		FLOATING RATE LOAN—0.1%
		Farming & Agriculture—0.1%
624,724	[5]	Carolbrl, 1.00%, 12/31/2017 (IDENTIFIED COST $616,281)	322,045
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES—38.8%
$5,283,349		Argentina, Government of, Note, 8.28%, 12/31/2033	$3,328,510
28,885,000		Argentina, Government of, Note, 9.02-11.27%, 12/15/2035	3,408,430
890,000	[1,2]	Bolivia, Government of, Series 144A, 4.875%, 10/29/2022	883,325
1,500,000		Brazil, Government of, Sr. Unsecd. Note, 5.625%, 1/7/2041	1,980,000
545,000	[1,2]	Central Bank of Nigeria, Note, Series 144A, 6.75%, 1/28/2021	636,288
2,400,000		Colombia, Government of, 7.375%, 9/18/2037	3,739,200
400,000		Colombia, Government of, Bond, 6.125%, 1/18/2041	552,000
550,000	[1,2]	Costa Rica, Government of, Series 144A, 4.25%, 1/26/2023	553,025
600,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	701,400
550,000		Ghana, Government of, Unsecd. Note, 8.50%, 10/4/2017	632,500
1,800,000	[1,2]	Indonesia, Government of, Series 144A, 5.25%, 1/17/2042	2,112,750
1,800,000		Indonesia, Government of, 6.625%, 2/17/2037	2,439,000
2,500,000	[1,2]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	4,031,250
1,350,000	[1,2]	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/6/2020	1,617,354
1,450,000	[1,2]	Lithuania, Government of, Series 144A, 6.625%, 2/1/2022	1,845,125
MXN 46,500,000		Mex Bonos Desarr Fix Rate, 8.50%, 5/31/2029	4,450,326
MXN 15,000,000		Mexico, Government of, Bond, 10.00%, 12/5/2024	1,610,025
BRL 4,031,000		Nota Do Tesouro Nacional, 10.00%, 1/1/2023	2,032,771
$3,750,000		Panama, Government of, 6.70%, 1/26/2036	5,347,500
4,276,000		Peru, Government of, 6.55%, 3/14/2037	6,253,650
PHP 22,000,000		Philippines, Government of, 3.90%, 11/26/2022	547,181
$1,300,000		Philippines, Government of, Sr. Unsecd. Note, 5.50%, 3/30/2026	1,654,250
750,000	[1,2]	Republic of Slovenia, Series 144A, 5.50%, 10/26/2022	748,425
2,500,000		Republic of Venezuela, 7.75%, 10/13/2019	2,275,000
4,220,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	6,536,780
3,000,000	[1,2]	Russia, Government of, Bond, Series 144A, 5.00%, 4/29/2020	3,523,500
1,000,000	[1,2]	Russia, Government of, Unsecd. Note, Series 144A, 4.50%, 4/4/2022	1,131,500
4,301,250		Russia, Government of, Unsub., 7.50%, 3/31/2030	5,467,319
1,075,000	[1,2]	Senegal, Government of, Sr. Unsecd. Note, Series 144A, 8.75%, 5/13/2021	1,273,875
400,000	[1,2]	Serbia, Government of, Series 144A, 7.25%, 9/28/2021	451,000
500,000	[1,2]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A , 5.875%, 7/25/2022	536,250
650,000	[1,2]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 6.25%, 10/4/2020	711,750
500,000		Turkey, Government of, 6.00%, 1/14/2041	640,000
6,930,000		Turkey, Government of, 6.875%, 3/17/2036	9,543,302
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES—continued
$3,000,000		Turkey, Government of, Bond, 5.625%, 3/30/2021	$3,585,900
2,100,000		United Mexican States, 4.75%, 3/8/2044	2,401,350
4,697,000		United Mexican States, 6.75%, 9/27/2034	6,770,725
7,150,000		Venezuela, Government of, 9.375%, 1/13/2034	6,595,875
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $82,370,543)	102,548,411
		MUTUAL FUND—6.6%
17,443,752	[6,7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15% (AT NET ASSET VALUE)	17,443,752
		TOTAL INVESTMENTS—99.3% (IDENTIFIED COST $229,417,186)[8]	262,690,274
		OTHER ASSETS AND LIABILITIES - NET—0.7%[9]	1,829,923
		TOTAL NET ASSETS—100.0%	$264,520,197
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2012, these restricted securities amounted to $109,318,895, which represented 41.3% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2012, these liquid restricted securities amounted to $107,947,895, which represented 40.8% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
6	Affiliated holding.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $229,169,872.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2012.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1— quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$142,376,066	$—	$142,376,066
Floating Rate Loan	—	—	322,045[1]	322,045
Governments/Agencies	—	102,548,411	—	102,548,411
MUTUAL FUND	17,443,752	—	—	17,443,752
TOTAL SECURITIES	$17,443,752	$244,924,477	$322,045	$262,690,274
1	Includes $309,913 of a floating rate loan security transferred from Level 2 to Level 3 because the Adviser determined, based on analysis of the valuation inputs, that this security more appropriately meets the definition of Level 3. This transfer represents the value of the security at the beginning of the period.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.28	$9.33	$8.61	$5.87	$8.98
Income From Investment Operations:
Net investment income	0.48	0.60	0.63	0.49	0.58[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.26	(0.10)	0.63	2.69	(2.87)
TOTAL FROM INVESTMENT OPERATIONS	1.74	0.50	1.26	3.18	(2.29)
Less Distributions:
Distributions from net investment income	(0.46)	(0.55)	(0.56)	(0.44)	(0.44)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(0.37)
Return of capital[2]	—	—	—	—	(0.01)[1]
TOTAL DISTRIBUTIONS	(0.46)	(0.55)	(0.56)	(0.44)	(0.82)
Regulatory Settlement Proceeds	—	—	0.02[3]	—	—
Net Asset Value, End of Period	$10.56	$9.28	$9.33	$8.61	$5.87
Total Return[4]	19.17%	5.52%	15.38%[3]	55.69%	(27.91)%
Ratios to Average Net Assets:
Net expenses	1.21%	1.25%	1.25%	1.24%	1.16%
Net investment income	4.93%	6.45%	6.92%	8.03%	7.21%
Expense waiver/reimbursement[5]	0.31%	0.40%	0.43%	0.66%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$178,764	$124,938	$129,378	$82,857	$53,008
Portfolio turnover	20%	26%	26%	78%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.12% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.27	$9.32	$8.60	$5.87	$8.98
Income From Investment Operations:
Net investment income	0.43	0.54	0.58	0.42	0.52[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.22	(0.11)	0.61	2.70	(2.87)
TOTAL FROM INVESTMENT OPERATIONS	1.65	0.43	1.19	3.12	(2.35)
Less Distributions:
Distributions from net investment income	(0.38)	(0.48)	(0.49)	(0.39)	(0.38)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(0.37)
Return of capital[2]	—	—	—	—	(0.01)[1]
TOTAL DISTRIBUTIONS	(0.38)	(0.48)	(0.49)	(0.39)	(0.76)
Regulatory Settlement Proceeds	—	—	0.02[3]	—	—
Net Asset Value, End of Period	$10.54	$9.27	$9.32	$8.60	$5.87
Total Return[4]	18.19%	4.73%	14.53%[3]	54.45%	(28.41)%
Ratios to Average Net Assets:
Net expenses	1.96%	2.00%	2.00%	1.99%	1.91%
Net investment income	4.29%	5.73%	6.56%	7.34%	6.43%
Expense waiver/reimbursement[5]	0.31%	0.40%	0.45%	0.68%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,848	$12,569	$14,307	$15,556	$14,160
Portfolio turnover	20%	26%	26%	78%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.36% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.25	$9.30	$8.58	$5.86	$8.97
Income From Investment Operations:
Net investment income	0.41	0.53	0.56	0.43	0.52[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.24	(0.10)	0.63	2.68	(2.87)
TOTAL FROM INVESTMENT OPERATIONS	1.65	0.43	1.19	3.11	(2.35)
Less Distributions:
Distributions from net investment income	(0.38)	(0.48)	(0.49)	(0.39)	(0.38)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(0.37)
Return of capital[2]	—	—	—	—	(0.01)[1]
TOTAL DISTRIBUTIONS	(0.38)	(0.48)	(0.49)	(0.39)	(0.76)
Regulatory Settlement Proceeds	—	—	0.02[3]	—	—
Net Asset Value, End of Period	$10.52	$9.25	$9.30	$8.58	$5.86
Total Return[4]	18.23%	4.74%	14.57%[3]	54.38%	28.44%
Ratios to Average Net Assets:
Net expenses	1.96%	2.00%	2.00%	1.99%	1.91%
Net investment income	4.19%	5.69%	6.41%	7.18%	6.48%
Expense waiver/reimbursement[5]	0.31%	0.40%	0.45%	0.66%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,177	$29,511	$27,261	$21,745	$14,661
Portfolio turnover	20%	26%	26%	78%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended 11/30/2012[1]
Net Asset Value, Beginning of Period	$9.77
Income From Investment Operations:
Net investment income	0.29
Net realized and unrealized gain on investments and foreign currency transactions	0.83
TOTAL FROM INVESTMENT OPERATIONS	1.12
Less Distributions:
Distributions from net investment income	(0.32)
Net Asset Value, End of Period	$10.57
Total Return[2]	11.65%
Ratios to Average Net Assets:
Net expenses	0.93%[3]
Net investment income	4.00%[3]
Expense waiver/reimbursement[4]	0.31%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$34,732
Portfolio turnover	20%[5]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2012
Assets:
Total investment in securities, at value including $17,443,752 of investment in an affiliated holding (Note 5) (identified cost $229,417,186)		$262,690,274
Cash denominated in foreign currencies (identified cost $699,260)		692,802
Income receivable		3,198,894
Receivable for shares sold		1,289,047
TOTAL ASSETS		267,871,017
Liabilities:
Payable for investments purchased	$2,000,000
Payable for shares redeemed	842,431
Income distribution payable	207,208
Payable for portfolio accounting fees	76,311
Payable for shareholder services fee (Note 5)	65,024
Payable for distribution services fee (Note 5)	30,885
Payable for Directors'/Trustees' fees	741
Accrued expenses	128,220
TOTAL LIABILITIES		3,350,820
Net assets for 25,061,422 shares outstanding		$264,520,197
Net Assets Consist of:
Paid-in capital		$231,629,847
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		33,265,325
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(561,174)
Undistributed net investment income		186,199
TOTAL NET ASSETS		$264,520,197
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($178,763,562 ÷ 16,928,224 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$10.56
Offering price per share (100/95.50 of $10.56)	$11.06
Redemption proceeds per share	$10.56
Class B Shares:
Net asset value per share ($12,847,773 ÷ 1,218,884 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$10.54
Offering price per share	$10.54
Redemption proceeds per share (94.50/100 of $10.54)	$9.96
Class C Shares:
Net asset value per share ($38,176,771 ÷ 3,628,454 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$10.52
Offering price per share	$10.52
Redemption proceeds per share (99.00/100 of $10.52)	$10.41
Institutional Shares:
Net asset value per share ($34,732,091 ÷ 3,285,860 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$10.57
Offering price per share	$10.57
Redemption proceeds per share	$10.57
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2012
Investment Income:
Dividends received from an affiliated holding (Note 5)			$30,622
Interest (net of foreign tax withheld of $9,560)			13,127,512
TOTAL INCOME			13,158,134
Expenses:
Investment adviser fee (Note 5)		$1,838,058
Administrative fee (Note 5)		268,871
Custodian fees		41,244
Transfer and dividend disbursing agent fees and expenses		255,296
Directors'/Trustees' fees		4,040
Auditing fees		34,755
Legal fees		10,192
Portfolio accounting fees		149,505
Distribution services fee (Note 5)		344,274
Shareholder services fee (Note 5)		505,882
Account administration fee (Note 2)		861
Share registration costs		84,426
Printing and postage		40,665
Insurance premiums		3,825
Taxes		3,671
Miscellaneous		5,333
TOTAL EXPENSES		3,590,898
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(629,316)
Waiver of administrative fee	(44,026)
TOTAL WAIVERS AND REIMBURSEMENT		(673,342)
Net expenses			2,917,556
Net investment income			10,240,578
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			125,910
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			27,065,283
Net realized and unrealized gain on investments and foreign currency transactions			27,191,193
Change in net assets resulting from operations			$37,431,771
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,240,578	$10,499,889
Net realized gain on investments, swap contracts and foreign currency transactions	125,910	494,269
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	27,065,283	(3,054,288)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	37,431,771	7,939,870
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,963,294)	(7,219,872)
Class B Shares	(473,707)	(670,998)
Class C Shares	(1,299,252)	(1,463,866)
Class F Shares	(249,872)	(205,788)
Institutional Shares	(593,714)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,579,839)	(9,560,524)
Share Transactions:
Proceeds from sale of shares	190,312,867	81,399,925
Net asset value of shares issued to shareholders in payment of distributions declared	7,208,414	6,875,624
Cost of shares redeemed	(131,864,524)	(88,370,301)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	65,656,757	(94,752)
Change in net assets	93,508,689	(1,715,406)
Net Assets:
Beginning of period	171,011,508	172,726,914
End of period (including undistributed net investment income of $186,199 and $479,157, respectively)	$264,520,197	$171,011,508
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2012
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Fund previously offered Class F Shares which on November 9, 2012, were converted to Class A Shares on a tax-free basis. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Effective March 30, 2012, the Fund began offering Institutional Shares.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2012, account administration fees for the Fund were as follows:
Account Administration Fees Incurred
Class A Shares	$808
Class C Shares	53
TOTAL	$861
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
Annual Shareholder Report

When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
At November 30, 2012, the Fund had no outstanding swap contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
Annual Shareholder Report

respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities, excluding securities purchased under Rule 144A, that have been deemed liquid by the Directors, if applicable, held at November 30, 2012, is as follows:
Security	Acquisition Date	Cost	Market Value
Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	3/16/2010	$650,000	$721,500
Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	11/23/2009	$591,750	$649,500
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
Annual Shareholder Report

3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	13,001,505	$128,324,171	7,197,584	$67,368,678
Shares exchanged from Class F Shares	744,495	7,809,750	—	—
Shares issued to shareholders in payment of distributions declared	519,014	5,122,435	555,840	5,170,490
Shares redeemed	(10,797,173)	(106,938,600)	(8,155,151)	(75,652,442)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,467,841	$34,317,756	(401,727)	$(3,113,274)
Year Ended November 30	2012		2011
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	308,627	$3,103,915	338,978	$3,156,809
Shares issued to shareholders in payment of distributions declared	39,894	391,752	58,487	542,834
Shares redeemed	(486,190)	(4,813,241)	(576,389)	(5,368,410)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(137,669)	$(1,317,574)	(178,924)	$(1,668,767)
Year Ended November 30	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	990,667	$9,849,250	820,596	$7,664,107
Shares issued to shareholders in payment of distributions declared	92,552	910,602	103,979	963,872
Shares redeemed	(645,264)	(6,351,527)	(664,436)	(6,166,232)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	437,955	$4,408,325	260,139	$2,461,747
Year Ended November 30	2012		2011
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	365,209	$3,604,063	343,893	$3,210,331
Shares issued to shareholders in payment of distributions declared	25,182	248,781	21,288	198,428
Shares exchanged into Class A shares	(743,748)	(7,809,750)	—	—
Shares redeemed	(76,538)	(755,043)	(125,967)	(1,183,217)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(429,895)	$(4,711,949)	239,214	$2,225,542
Annual Shareholder Report

	Period Ended 11/30/2012[1]		Year Ended 11/30/2011
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,734,194	$37,621,718	—	$—
Shares issued to shareholders in payment of distributions declared	52,233	534,844	—	—
Shares redeemed	(500,567)	(5,196,363)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,285,860	$32,960,199	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	6,624,092	$65,656,757	(81,298)	$(94,752)
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
4. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.
For the year ended November 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(953,697)	$953,697
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2012 and 2011, was as follows:
	2012	2011
Ordinary income	$9,579,839	$9,560,524
As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$186,199
Net unrealized appreciation	$33,513,286
Capital loss carryforwards	$(809,135)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for discount accretion/premium amortization on debt securities and defaulted bonds.
Annual Shareholder Report

At November 30, 2012, the cost of investments for federal tax purposes was $229,169,872. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $33,520,402. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $36,166,201 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,645,799.
At November 30, 2012, the Fund had a capital loss carryforward of $809,135 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforward and expiration year:
Expiration Year	Short-Term	Long-Term	Total
2017	$809,135	NA	$809,135
The Fund used capital loss carryforwards of $958,904 to offset taxable capital gains realized during the year ended November 30, 2012.
5. Investment Adviser Fee and Other Transactions With Affiliates
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, the Adviser voluntarily waived $611,597 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Annual Shareholder Report

Prior to September 1, 2012, the administrative fee received during any fiscal year was at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, FAS waived $44,026 of its fee. The net fee paid to FAS was 0.103% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$92,314
Class C Shares	251,960
TOTAL	$344,274
Prior to September 19, 2012, under the terms of the Plan, the Fund could incur distribution expenses at 0.05% of the average daily net assets of Class A Shares to compensate FSC. For the year ended November 30, 2012, the Fund's Class A Shares did not incur a distribution services fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2012, FSC retained $72,045 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2012, FSC retained $42,902 in sales charges from the sale of Class A Shares. FSC also retained $74,365 of CDSC relating to redemptions of Class A Shares, $17,014 relating to redemptions of Class B Shares, $3,466 relating to redemptions of Class C Shares and $1,675 relating to redemptions of Class F Shares.
Annual Shareholder Report

Shareholder Services Fee
The Fund may pay fees (“ Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. Prior to November 9, 2012, the Fund offered Class F Shares which were also subject to the 0.25% Service Fee. For the year ended November 30, 2012, Service Fees for the Fund were as follows:
Service Fees Incurred
Class A Shares	$377,080
Class B Shares	30,771
Class C Shares	83,934
Class F Shares	14,097
TOTAL	$505,882
For the year ended November 30, 2012, FSSC received $10,519 of Service Fees paid by the Fund.
Expense Limitation
The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18%, 1.93%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.
Annual Shareholder Report

Transactions with Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2012, the Adviser reimbursed $17,719. Transactions involving the affiliated holding during the year ended November 30, 2012, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2011	8,015,269
Purchases/Additions	133,725,499
Sales/Reductions	124,297,016
Balance of Shares Held 11/30/2012	17,443,752
Value	$17,443,752
Dividend Income	$30,622
6. Investment Transactions
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2012, were as follows:
Purchases	$93,836,438
Sales	$39,672,845
7. Concentration of Risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. Line of Credit
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated EMERGING MARKET DEBT FUND:
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc. ), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2013
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2012	Ending Account Value 11/30/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,138.90	$6.31
Class B Shares	$1,000	$1,134.90	$10.30
Class C Shares	$1,000	$1,135.20	$10.30
Institutional Shares	$1,000	$1,141.30	$4.98
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.10	$5.96
Class B Shares	$1,000	$1,015.35	$9.72
Class C Shares	$1,000	$1,015.35	$9.72
Institutional Shares	$1,000	$1,020.35	$4.70
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.18%
Class B Shares	1.93%
Class C Shares	1.93%
Institutional Shares	0.93%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “ Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2012, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 137 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: President and Chief Operating Officer, Wang Laboratories; Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; Director, First National Bank of Boston; Director, EMC Corporation (computer storage systems); Director, Apollo Computer, Inc.; Director, Redgate Communications.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.; Associate General Secretary of the Diocese of Pittsburgh.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Officer since: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Roberto Sanchez-Dahl Birth Date: July 18, 1964 Vice President Officer since: June 2012 Portfolio Manager since: January 2001	Principal Occupations: Roberto Sanchez-Dahl has been the Fund's Portfolio Manager since January 2001. He is Vice President of the Corporation with respect to the Fund Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund's Adviser in July 2001. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl has received the Chartered Financial Analyst designation. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.
Paolo Valle Birth Date: September 4, 1957 Vice President Officer since: June 2012 Portfolio Manager since: June 2008	Principal Occupations: Paolo Valle has been the Fund's Portfolio Manager since June 2008. He is Vice President of the Corporation with respect to the Fund Mr. Valle joined Federated in February 2004 as a Senior Fixed Income Trader/Vice President and Head of the International Trading desk of the Fund's adviser. From January 2001 to January 2004, Mr. Valle was President and Chief Investment Officer of Ramirez Fund Management, investment manager of a multi-strategy and multi-manager fund of hedge funds. From 1992 to 1999, Mr. Valle was employed by Merrill Lynch Investment Management. At the time of his departure, he held the position of Senior Portfolio Manager and Head of the International Fixed Income Division. From 1982 to 1992, Mr. Valle was employed by PNC Financial Corporation. At the time of his departure, he held the position of Head of Emerging Markets Proprietary Trading. Mr. Valle earned his B.S. in Business Administration from Universidad del Pacifico in Lima, Peru and his M.B.A. with a concentration in Finance from the University of Pittsburgh.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2012
Federated Emerging Market Debt Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be
Annual Shareholder Report

competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.
The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a
Annual Shareholder Report

finding by the Board that the management fees for each of the funds was reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “ Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “ Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”
Annual Shareholder Report

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U763
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2012
Share Class	Ticker
A	FGFAX
B	FGFBX
C	FGFCX
Institutional	FGFLX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2011 through November 30, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2012, was 20.34% for Class A Shares, 19.39% for Class B Shares, 19.43% for Class C Shares and 20.65% for Institutional Shares. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE),1 a broad-based securities market index, was 12.61% for the same period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
After a rocky start, the market rallied during the reporting period, driven by stimulus from global central banks. In November 2011, the U.S. Federal Reserve (the “Fed”) and five other major central banks announced coordinated measures to ease U.S. dollar funding pressures. In addition, the People's Bank of China cut the reserve requirement for the Chinese banking sector by 50 basis points, the first cut since 2008. As a result, equities rebounded in December 2011 and then drifted off after the December 8-9 European Union Summit failed to produce a definitive solution to the euro-zone crisis.
In 2012, global equity markets had their best start to the year since 1998. Attempts by central banks to push the global economy further along the path of recovery continued. The European Central Bank (ECB) injected over €525 billion of liquidity as part of the Long Term Refinancing Operation in an attempt to improve balance sheets and restore confidence in the banking system. As a result, bond yields in Italy and Spain fell from “ the danger zone” of greater than 7% down to a manageable 4% - 5%. Meanwhile, Greece completed the largest debt restructuring of the modern era in order to avoid defaulting on its obligations.
In Latin America, Brazil surprised the market by lowering its key Special Clearance and Escrow System (SELIC) interest rate from 11.5% to 7.25% over the reporting period. Reduced borrowing rates and strong global demand meant many emerging markets, such as Indonesia, experienced strong economic growth driven by domestic demand and foreign direct investment from developed countries such as the United States and Japan. However, overall, emerging market equities lagged their developed peers as investors focused on slowing growth in Brazil and China.
During the first half of 2012, equity markets reacted to sluggish global growth, concerns regarding Southern Europe and a slowing U.S. economy. After a decline in April and May, markets rallied in June due to attractive valuations and strong corporate earnings. A major policy announcement by the ECB to do
Annual Shareholder Report
1

“whatever it takes” to avoid a melt-down in the euro zone, combined with the Fed's launching of another round of quantitative easing (QE3), extended the stock market rally through August. Globally, the equity indices were led higher by deep value stocks, select emerging markets, North America and Europe. As positive economic and corporate news buttressed policy response, equity volatility hit a five-year low.
In addition, the ECB cut its benchmark rate by 0.25% to a record low 0.75% in order to help fight economic weakness. Furthermore, as we entered September, Germany's Constitutional Court approved the formation of the European Stability Mechanism, a permanent euro-zone bailout fund designed to lend governments the necessary funds to recapitalize their banking systems.
The soft landing continued in China during the reporting period as real gross domestic product and industrial production continued to slow, although the Chinese labor market remained healthy with the unemployment rate at only 4.1% in September. In addition to monetary easing, the Chinese government continued to invest in infrastructure, spending over $158 billion on subway projects, highway construction and sewage treatment plants.
Elsewhere, the Japanese equity market modestly increased during the period as the Bank of Japan increased asset purchases to counteract slowing economic growth. The reporting period ended with equity markets concerned about whether or not re-elected U.S. President Barack Obama could successfully prevent the U.S. economy from falling off the dreaded “fiscal cliff” (the prospect of simultaneous spending cuts and tax increases in the United States that are slated to take place at the end of 2012).
On a regional basis, the MSCI North America Index2 returned 14.40%, the MSCI Europe Index3 14.07%, the MSCI Emerging Markets Index4 11.35% and the MSCI Japan Index5 3.59%.
The primary drivers of the international markets during the reporting period included: (1) global monetary easing; (2) fiscal austerity; (3) concerns about slowing global economic growth; (4) mixed economic results in the United States; and (5) political transition in major economies.
FUND PERFORMANCE6
The key drivers of the Fund's outperformance compared to the MSCI-EAFE were: (a) stock selection in Industrials; (b) stock selection and relative overweight in Consumer Discretionary; (c) stock selection in Information Technology; and (d) the Fund's relative underweight in Telecommunication Services.
Within Industrials, three of the Fund's holdings drove the bulk of the sector's outperformance. Sweden's Assa Abloy AB, which manufactures and sells security locks globally, and the UK's Wolseley Plc, a global distributor of heating and plumbing supplies, both benefited from stabilizing and slightly improving residential construction trends in the United States and Europe. In addition, Ireland's Ingersoll Rand Plc, which is an industrial conglomerate, continued to execute on its restructuring plan and on improving operating profitability. In
Annual Shareholder Report
2

Consumer Discretionary, the Fund benefited from its large exposure to manufacturers and distributors of luxury goods. Within luxury jewelry and watches, Swiss companies such as Swatch Group and Cie Financiere Richemont were key contributors. Within luxury autos, German companies such as BMW AG and Daimler AG continued to benefit from strong demand for new models and growth in emerging markets. In Information Technology, Germany's SAP AG continued to report strong results and gain market share with new software products. Lastly, the Fund's large relative underweight in Telecommunication Services was a strong contributor to the Fund's outperformance versus the MSCI-EAFE. During the reporting period, the telecommunication provider space continued to be plagued by downward earnings revisions and dividend cuts.
On the negative side, the Fund's relative underweight in Health Care weighed on performance. The Health Care sector was one of the top performing sectors during the reporting period. In particular, large-cap pharmaceutical stocks with large dividend yields and defensive earnings profiles performed strongly. However, despite the sector trading at an attractive valuation, Fund management was still concerned about the sector's growth profile, which was being constrained by continued pricing pressure, generic competition and the reduction in discretionary consumer spending on uncovered medical procedures and medications. As a result, the Fund maintained its underweight stance.
1	The MSCI EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of November 2012, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged, and it is not possible to invest directly in an index.
2	The MSCI North America Index measures the equity market performance of two developed markets in North America, U.S. and Canada. The index is unmanaged, and it is not possible to invest directly in an index.
3	The MSCI Europe Index measures the equity market performance of 16 developed markets in Europe. The index is unmanaged, and it is not possible to invest directly in an index.
4	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 2012, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged, and it is not possible to invest directly in an index.
5	The MSCI Japan Index measures the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization. The index is unmanaged, and it is not possible to invest directly in an index.
6	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Leaders Fund (the “Fund”) from November 30, 2002 to November 30, 2012, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2
Average Annual Total Returns for the Period Ended 11/30/2012
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
Share Class	1 Year	5 Years	10 Years
Class A Shares	13.70%	-0.59%	8.41%
Class B Shares	13.89%	-0.61%	8.37%
Class C Shares	18.43%	-0.21%	8.21%
Institutional Shares[3]	20.65%	0.68%	9.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report
4

Growth of a $10,000 Investment–CLASS A SHARES
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Growth of a $10,000 Investment–CLASS B SHARES
■	Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.
Annual Shareholder Report
5

Growth of a $10,000 Investment–CLASS C SHARES
■	Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.
Growth of a $10,000 Investment–Institutional SHARES3
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report
6

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2012, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	20.2%
Switzerland	16.9%
Germany	12.5%
France	11.0%
Hong Kong	8.4%
Ireland	6.2%
Netherlands	5.0%
Sweden	4.1%
Singapore	4.0%
Mexico	2.3%
Spain	1.8%
Canada	0.8%
Other Security[2]	1.6%
Cash Equivalents[3]	4.7%
Other Assets and Liabilities—Net[4]	0.5%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other Security includes an Investment Fund.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

At November 30, 2012, the Fund's sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	29.2%
Industrials	22.5%
Consumer Discretionary	18.8%
Materials	11.2%
Consumer Staples	9.2%
Information Technology	2.3%
Other Security[2]	1.6%
Cash Equivalents[3]	4.7%
Other Assets and Liabilities—Net[4]	0.5%
TOTAL	100.0%
5	Except for Other Security, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
8

Portfolio of Investments
November 30, 2012
Shares		Value in U.S. Dollars
	COMMON STOCKS—93.2%
	Canada—0.8%
98,400	Potash Corp. of Saskatchewan, Inc.	$3,790,368
	France—11.0%
268,118	Accor SA	8,905,767
434,192	AXA	7,134,796
321,626	BNP Paribas SA	17,963,388
314,240	Edenred	9,573,386
22,923	L'Oreal SA	3,110,917
670,831	Tf1 - Tv Francaise	6,563,397
	TOTAL	53,251,651
	Germany—12.5%
95,475	Bayerische Motoren Werke AG	8,467,103
328,871	Daimler AG	16,244,451
247,950	Heidelberger Zement AG	13,474,387
776,418	Kloeckner & Co. AG	8,177,073
142,931	SAP AG	11,160,704
164,071	ThyssenKrupp AG	3,322,346
	TOTAL	60,846,064
	Hong Kong—8.4%
1,080,040	Dah Sing Financial Group	4,619,665
1,610,900	Hang Lung Properties Ltd.	5,892,624
1,618,170	HSBC Holdings PLC	16,494,546
503,439	Sun Hung Kai Properties	7,372,755
642,131	Wing Hang Bank Ltd.	6,346,576
	TOTAL	40,726,166
	Ireland—6.2%
661,547	CRH PLC	12,088,197
1,053,303	Grafton Group PLC	5,095,898
262,100	Ingersoll-Rand PLC, Class A	12,785,238
	TOTAL	29,969,333
	Mexico—2.3%
56,900	Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	5,791,851
238,300	Grupo Televisa S.A., GDR	5,640,561
	TOTAL	11,432,412
Annual Shareholder Report
9

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Netherlands—5.0%
215,126	Akzo Nobel NV	$12,293,554
467,507	Philips Electronics NV	12,075,131
	TOTAL	24,368,685
	Singapore—4.0%
711,000	City Developments Ltd.	6,826,905
617,809	DBS Group Holdings Ltd.	7,313,895
332,904	United Overseas Bank Ltd.	5,105,655
	TOTAL	19,246,455
	Spain—1.8%
1,160,380	Banco Santander, SA	8,924,955
	Sweden—4.1%
416,800	Assa Abloy AB, Class B	15,078,684
332,900	Volvo AB, Class B	4,715,793
	TOTAL	19,794,477
	Switzerland—16.9%
305,611	Adecco SA	15,100,818
117,512	Compagnie Financiere Richemont SA, Class A	9,060,357
756,622	Credit Suisse Group AG	17,913,334
9,348	Givaudan SA	9,386,332
323,654	Julius Baer Group Ltd.	11,085,333
153,342	Nestle SA	10,035,818
19,349	Swatch Group AG, Class B	9,345,648
	TOTAL	81,927,640
	United Kingdom—20.2%
552,152	Diageo PLC	16,427,619
380,649	Imperial Tobacco Group PLC	15,228,155
284,879	InterContinental Hotels Group PLC	7,613,095
539,123	Invesco Ltd.	13,472,684
1,540,951	Michael Page International PLC	8,796,476
202,484	Schroders PLC	5,177,590
161,869	Signet Jewelers Ltd.	8,700,459
255,897	Wolseley PLC	11,877,301
785,052	WPP PLC	10,766,542
	TOTAL	98,059,921
	TOTAL COMMON STOCKS (IDENTIFIED COST $363,968,832)	452,338,127
	INVESTMENT FUND—1.6%
143,703	iShares MSCI EAFE Index Fund (IDENTIFIED COST $8,456,837)	7,916,598
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		MUTUAL FUND—4.7%
22,497,468	[1,2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15% (AT NET ASSET VALUE)	$22,497,468
		TOTAL INVESTMENTS—99.5% (IDENTIFIED COST $394,923,137)[3]	482,752,193
		OTHER ASSETS AND LIABILITIES - NET—0.5%[4]	2,431,431
		TOTAL NET ASSETS—100%	$485,183,624
1	Affiliated holding.
2	7-Day net yield.
3	The cost of investments for federal tax purposes amounts to $401,026,169.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2012.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1— quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
11

The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$452,338,127[1]	$—	$—	$452,338,127
Investment Fund	7,916,598	—	—	7,916,598
Mutual Fund	22,497,468	—	—	22,497,468
TOTAL SECURITIES	$482,752,193	$—	$—	$482,752,193
1	Includes $272,049,200 of common stock securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity. These transfers represent the value of the securities at the beginning of the period.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.41	$23.32	$21.24	$13.97	$26.04
Income From Investment Operations:
Net investment income[1]	0.23	0.14	0.07	0.16	0.32
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.10	(2.12)	2.02	7.58	(12.22)
TOTAL FROM INVESTMENT OPERATIONS	4.33	(1.98)	2.09	7.74	(11.90)
Less Distributions:
Distributions from net investment income	(0.09)	(0.04)	(0.01)	(0.47)	(0.17)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.11[3]	—	—	—
Net Asset Value, End of Period	$25.65	$21.41	$23.32	$21.24	$13.97
Total Return[4]	20.34%	(8.04)%[3]	9.85%	56.56%	(46.00)%
Ratios to Average Net Assets:
Net expenses	1.49%	1.49%[5]	1.65%[5]	1.78%	1.65%
Net investment income	0.98%	0.58%	0.33%	0.98%	1.45%
Expense waiver/reimbursement[6]	0.12%	0.17%	0.12%	0.42%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$235,540	$214,019	$186,495	$178,706	$51,749
Portfolio turnover	16%	35%	24%	21%	3%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.47% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.49% and 1.65% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.11	$22.02	$20.20	$13.12	$24.49
Income From Investment Operations:
Net investment income (loss)[1]	0.05	(0.04)	(0.09)	0.03	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.85	(1.98)	1.91	7.18	(11.50)
TOTAL FROM INVESTMENT OPERATIONS	3.90	(2.02)	1.82	7.21	(11.37)
Less Distributions:
Distributions from net investment income	—	—	—	(0.13)	—
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.11[3]	—	—	—
Net Asset Value, End of Period	$24.01	$20.11	$22.02	$20.20	$13.12
Total Return[4]	19.39%	(8.67)% [3]	9.01%	55.41%	(46.43)%
Ratios to Average Net Assets:
Net expenses	2.24%	2.24%[5]	2.40%[5]	2.52%	2.40%
Net investment income (loss)	0.23%	(0.19)%	(0.42)%	0.22%	0.64%
Expense waiver/reimbursement[6]	0.12%	0.17%	0.12%	0.43%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,557	$15,169	$15,973	$18,719	$12,837
Portfolio turnover	16%	35%	24%	21%	3%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.50% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.24% and 2.40% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.07	$21.98	$20.16	$13.15	$24.55
Income From Investment Operations:
Net investment income (loss)[1]	0.06	(0.04)	(0.09)	0.03	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.84	(1.98)	1.91	7.17	(11.54)
TOTAL FROM INVESTMENT OPERATIONS	3.90	(2.02)	1.82	7.20	(11.40)
Less Distributions:
Distributions from net investment income	—	—	—	(0.19)	—
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.11[3]	—	—	—
Net Asset Value, End of Period	$23.97	$20.07	$21.98	$20.16	$13.15
Total Return[4]	19.43%	(8.69)% [3]	9.03%	55.37%	(46.44)%
Ratios to Average Net Assets:
Net expenses	2.24%	2.24%[5]	2.40%[5]	2.54%	2.39%
Net investment income (loss)	0.26%	(0.19)%	(0.43)%	0.18%	0.68%
Expense waiver/reimbursement[6]	0.12%	0.17%	0.13%	0.41%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,937	$36,433	$38,557	$36,918	$5,474
Portfolio turnover	16%	35%	24%	21%	3%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.50% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.24% and 2.40% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,		Period Ended 11/30/2010[1]
	2012	2011
Net Asset Value, Beginning of Period	$21.47	$23.35	$20.61
Income From Investment Operations:
Net investment income (loss)[2]	0.27	0.15	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.12	(2.08)	2.75
TOTAL FROM INVESTMENT OPERATIONS	4.39	(1.93)	2.74
Less Distributions:
Distributions from net investment income	(0.15)	(0.07)	—
Redemption Fees	—	—	0.00[3]
Regulatory Settlement Proceeds	—	0.12[4]	—
Net Asset Value, End of Period	$25.71	$21.47	$23.35
Total Return5	20.65%	(7.79)% [4]	13.29%
Ratios to Average Net Assets:
Net expenses	1.24%	1.24%[6]	1.24%[6,7]
Net investment income (loss)	1.19%	0.69%	(0.07)%[7]
Expense waiver/reimbursement[8]	0.12%	0.18%	0.23%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$201,149	$133,781	$15,947
Portfolio turnover	16%	35%	24%[9]
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.52% on the total return.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.24% and 1.24% for the year ended November 30, 2011 and the period ended November 30, 2010, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the Fund's fiscal year ended November 30, 2010.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
November 30, 2012
Assets:
Total investment in securities, at value including $22,497,468 of investment in an affiliated holding (Note 5) (identified cost $394,923,137)		$482,752,193
Cash denominated in foreign currencies (identified cost $1,091,668)		914,108
Receivable for shares sold		1,524,168
Income receivable		855,387
TOTAL ASSETS		486,045,856
Liabilities:
Payable for shares redeemed	$496,782
Payable for transfer and dividend disbursing agent fees and expenses	85,053
Payable for portfolio accounting fees	61,839
Payable for shareholder services fee (Note 5)	55,092
Payable for custodian fees	43,198
Payable for share registration costs	41,220
Payable for auditing fees	29,200
Payable for distribution services fee (Note 5)	28,890
Payable for Directors'/Trustees' fees	1,123
Accrued expenses	19,835
TOTAL LIABILITIES		862,232
Net assets for 19,029,329 shares outstanding		$485,183,624
Net Assets Consist of:
Paid-in capital		$473,346,161
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		87,832,523
Accumulated net realized loss on investments and foreign currency transactions		(80,192,701)
Undistributed net investment income		4,197,641
TOTAL NET ASSETS		$485,183,624
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($235,540,461 ÷ 9,182,418 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$25.65
Offering price per share (100/94.50 of $25.65)	$27.14
Redemption proceeds per share	$25.65
Class B Shares:
Net asset value per share ($15,557,280 ÷ 648,005 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$24.01
Offering price per share	$24.01
Redemption proceeds per share (94.50/100 of $24.01)	$22.69
Class C Shares:
Net asset value per share ($32,936,977 ÷ 1,374,225 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$23.97
Offering price per share	$23.97
Redemption proceeds per share (99.00/100 of $23.97)	$23.73
Institutional Shares:
Net asset value per share ($201,148,906 ÷ 7,824,681 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$25.71
Offering price per share	$25.71
Redemption proceeds per share	$25.71
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended November 30, 2012
Investment Income:
Dividends (including $28,388 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $755,458)			$10,583,307
Expenses:
Investment adviser fee (Note 5)		$4,312,631
Administrative fee (Note 5)		336,466
Custodian fees		95,495
Transfer and dividend disbursing agent fees and expenses		744,371
Directors'/Trustees' fees		6,378
Auditing fees		34,758
Legal fees		9,835
Portfolio accounting fees		135,234
Distribution services fee (Note 5)		369,933
Shareholder services fee (Note 5)		630,755
Account administration fee (Note 2)		12,642
Share registration costs		100,319
Printing and postage		56,171
Insurance premiums		4,549
Taxes		41,114
Miscellaneous		10,155
TOTAL EXPENSES		6,900,806
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(512,715)
Waiver of administrative fee	(5,967)
TOTAL WAIVERS AND REIMBURSEMENT		(518,682)
Net expenses			6,382,124
Net investment income			4,201,183
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(11,815,572)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			88,576,489
Net realized and unrealized gain on investments and foreign currency transactions			76,760,917
Change in net assets resulting from operations			$80,962,100
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended November 30	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,201,183	$1,809,885
Net realized gain (loss) on investments and foreign currency transactions	(11,815,572)	2,963,551
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	88,576,489	(68,357,873)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	80,962,100	(63,584,437)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(872,835)	(358,065)
Institutional Shares	(1,014,315)	(51,018)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,887,150)	(409,083)
Share Transactions:
Proceeds from sale of shares	146,389,193	252,648,075
Proceeds from shares issued in connection with the tax-free transfer of assets from Tributary International Equity Fund	—	100,550,701
Net asset value of shares issued to shareholders in payment of distributions declared	1,381,345	355,278
Cost of shares redeemed	(141,063,345)	(148,625,061)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,707,193	204,928,993
Regulatory Settlement Proceeds:
Net increase from regulatory settlements (Note 10)	—	1,494,391
Change in net assets	85,782,143	142,429,864
Net Assets:
Beginning of period	399,401,481	256,971,617
End of period (including undistributed net investment income of $4,197,641 and $1,796,214, respectively)	$485,183,624	$399,401,481
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
November 30, 2012
1. OrganizatioN
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
On July 22, 2011, the Fund acquired all of the net assets of Tributary International Equity Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange solely for Institutional Shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's Board of Directors on July 21, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and Institutional Shares issued by the Fund were recorded at fair value; however; the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:
Net investment income*	$4,014,733
Net realized and unrealized loss on investments and foreign currency transactions	$(54,863,242)
Net increase in net assets resulting from operations	$(50,848,509)
*	Net investment income includes $847,026 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations since November 30, 2011. For every one share exchanged, a shareholder of Tributary International Equity Fund received 0.40 Institutional Shares of Federated International Leaders Fund. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Institutional Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation†	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,840,762	$100,550,701	$9,420,044	$406,802,775	$507,353,476
†	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report
21

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report
22

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report
23

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2012, account administration fees for the Fund were as follows:
Account Administration Fees Incurred
Class A Shares	$12,387
Class C Shares	255
TOTAL	$12,642
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund
Annual Shareholder Report
24

recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2012, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $133 and $689, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report
25

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$60,842
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,581,632	$60,150,432	6,052,025	$153,662,339
Shares issued to shareholders in payment of distributions declared	36,668	749,135	11,897	304,688
Shares redeemed	(3,430,311)	(79,147,239)	(4,067,164)	(98,422,390)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(812,011)	$(18,247,672)	1,996,758	$55,544,637
Year Ended November 30	2012		2011
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	143,658	$3,228,770	314,254	$7,560,781
Shares redeemed	(250,000)	(5,379,595)	(285,158)	(6,475,016)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(106,342)	$(2,150,825)	29,096	$1,085,765
Annual Shareholder Report
26

Year Ended November 30	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	293,642	$6,432,037	989,036	$23,522,753
Shares redeemed	(734,545)	(15,927,948)	(927,757)	(21,356,229)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(440,903)	$(9,495,911)	61,279	$2,166,524
Year Ended November 30	2012		2011
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,305,447	$76,577,954	2,692,114	$67,902,202
Proceeds from shares issued in connection with the tax-free transfer of assets from Tributary International Equity Fund	—	—	3,840,762	100,550,701
Shares issued to shareholders in payment of distributions declared	30,945	632,210	1,974	50,590
Shares redeemed	(1,741,428)	(40,608,563)	(988,060)	(22,371,426)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,594,964	$36,601,601	5,546,790	$146,132,067
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	235,708	$6,707,193	7,633,923	$204,928,993
4. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for foreign currency transactions and litigation payments.
For the year ended November 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(226,419)	$87,394	$139,025
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2012 and 2011, was as follows:
	2012	2011
Ordinary income	$1,887,150	$409,083
Annual Shareholder Report
27

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$4,112,311
Net unrealized appreciation	$81,729,491
Capital loss carryforwards	$(74,004,339)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the redesignation of a security dividend to capital.
At November 30, 2012, the cost of investments for federal tax purposes was $401,026,169. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $81,726,024. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $100,459,191 and net unrealized depreciation from investments for those securities having an excess of cost over value of $18,733,167.
At November 30, 2011, the Fund had a capital loss carryforward of $74,004,339 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$1,193,979	$10,531,793	$11,725,772
2015	$26,589,640	NA	$26,589,640
2016	$24,743,792	NA	$24,743,792
2017	$10,945,135	NA	$10,945,135
As a result of the tax-free transfer of assets from Tributary International Equity Fund, the use of certain capital loss carryforwards listed above may be limited.
Annual Shareholder Report
28

5. Investment Adviser Fee and Other Transactions With Affiliates
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2012, the Adviser voluntarily waived $496,072 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Prior to September 1, 2012, the administrative fee received during any fiscal year was at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, FAS waived $5,967 of its fee. The net fee paid to FAS was 0.076% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report
29

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$109,096
Class C Shares	260,837
TOTAL	$369,933
For the year ended November 30, 2012, FSC retained $66,964 of fees paid by the Fund. For the year ended November 30, 2012, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2012, FSC retained $13,115 in sales charges from the sale of Class A Shares. FSC also retained $49,257 and $4,203 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Shareholder Services Fee
The Fund may pay fees (“ Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $10,346 of Service Fees for the year ended November 30, 2012. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2012, Service Fees for the Fund were as follows:
Service Fees Incurred
Class A Shares	$507,763
Class B Shares	36,365
Class C Shares	86,627
TOTAL	$630,755
For the year ended November 30, 2012, FSSC received $17,711 of Service Fees paid by the Fund.
Annual Shareholder Report
30

Expense Limitation
The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding tax reclaim recovery expenses) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.49%, 2.24%, 2.24% and 1.24% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.
Transactions Involving Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2012, the Adviser reimbursed $16,643. Transactions involving the affiliated holding during the year ended November 30, 2012, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2011	7,997,219
Purchases/Additions	108,693,464
Sales/Reductions	94,193,215
Balance of Shares Held 11/30/2012	22,497,468
Value	$22,497,468
Dividend Income	$28,388
6. Investment Transactions
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2012, were as follows:
Purchases	$65,816,116
Sales	$72,153,280
7. Concentration of Risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
Annual Shareholder Report
31

8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the program was not utilized.
10. Regulatory Settlement Proceeds
The Fund received $1,494,391 for the year ended November 30, 2011, in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlements were recorded as an increase to paid-in capital.
11. FEDERAL TAX INFORMATION (unaudited)
For the fiscal year ended November 30, 2012, 100.0% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2012, 18.04% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2012, the Fund derived $10,839,715 of gross income from foreign sources and paid foreign taxes of $755,458.
Annual Shareholder Report
32

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2013
Annual Shareholder Report
33

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report
34

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2012	Ending Account Value 11/30/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,210.50	$8.23
Class B Shares	$1,000	$1,206.50	$12.36
Class C Shares	$1,000	$1,206.30	$12.36
Institutional Shares	$1,000	$1,212.70	$6.86
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.55	$7.52
Class B Shares	$1,000	$1,013.80	$11.28
Class C Shares	$1,000	$1,013.80	$11.28
Institutional Shares	$1,000	$1,018.80	$6.26
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.49%
Class B Shares	2.24%
Class C Shares	2.24%
Institutional Shares	1.24%
Annual Shareholder Report
35

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “ Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2012, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 137 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report
36

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: President and Chief Operating Officer, Wang Laboratories; Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; Director, First National Bank of Boston; Director, EMC Corporation (computer storage systems); Director, Apollo Computer, Inc.; Director, Redgate Communications.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.; Associate General Secretary of the Diocese of Pittsburgh.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report
37

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report
38

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Officer since: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Annual Shareholder Report
39

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Marc Halperin Birth Date: July 18, 1951 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Vice President Officer since: June 2012 Portfolio Manager since: September 1998	Principal Occupations: Marc Halperin has been the Fund's Portfolio Manager since September 1998. He is Vice President of the Corporation with respect to the Fund. Mr. Halperin joined the Fund's Adviser as a Vice President and Portfolio Manager in 1998. Previously, Mr. Halperin served as Associate Director/Portfolio Manager at UOB Asset Management from 1996 through 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian Equities, at Massachusetts Financial Services Co. Mr. Halperin earned his M.A. with a major in Municipal Finance from the University of Illinois.
Annual Shareholder Report
40

Evaluation and Approval of Advisory Contract–May 2012
FEDERATED INTERNATIONAL LEADERS FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report
41

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report
42

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's
Annual Shareholder Report
43

subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.
Annual Shareholder Report
44

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
45

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “ Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “ Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”
Annual Shareholder Report
46

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U623
G02455-03 (1/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2012
Share Class	Ticker
A	ISCAX
B	ISCBX
C	ISCCX
Institutional	ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2011 through November 30, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2012, was 15.78% for Class A Shares, 14.85% for Class B Shares, 14.82% for Class C Shares and 15.97% for the Institutional Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index (the “Index”),1 a broad-based securities market index, was 12.58% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
After a rocky start, the market rallied during the reporting period, driven by stimulus from global central banks. In November 2011, the U.S. Federal Reserve (the “Fed”) and five other major central banks announced coordinated measures to ease U.S. dollar funding pressures. In addition, the People's Bank of China cut the reserve requirement for the Chinese banking sector by 50 basis points, the first cut since 2008. As a result, equities rebounded in December 2011 and then drifted off after the December 8-9 European Union Summit failed to produce a definitive solution to the euro-zone crisis.
In 2012, global equity markets had their best start to the year since 1998. Attempts by central banks to push the global economy further along the path of recovery continued. The European Central Bank (ECB) injected over €525 billion of liquidity as part of the Long Term Refinancing Operation in an attempt to improve balance sheets and restore confidence in the banking system. As a result, bond yields in Italy and Spain fell from “ the danger zone” of greater than 7% down to a manageable 4% - 5%. Meanwhile, Greece completed the largest debt restructuring of the modern era in order to avoid defaulting on its obligations.
In Latin America, Brazil surprised the market by lowering its key Special Clearance and Escrow System (SELIC) interest rate from 11.5% to 7.25% over the reporting period. Reduced borrowing rates and strong global demand meant many emerging markets, such as Indonesia, experienced strong economic growth driven by domestic demand and foreign direct investment from developed countries such as the United States and Japan. However, overall, emerging market equities lagged their developed peers as investors focused on slowing growth in Brazil and China.
During the first half of 2012, equity markets reacted to sluggish global growth, concerns regarding Southern Europe and a slowing U.S. economy. After a decline in April and May, markets rallied in June due to attractive valuations and strong corporate earnings. A major policy announcement by the ECB to do
Annual Shareholder Report
1

“whatever it takes” to avoid a melt-down in the euro zone, combined with the Fed's launching of another round of quantitative easing (QE3), extended the stock market rally through August. Globally, the equity indices were led higher by deep value stocks, select emerging markets, North America and Europe. As positive economic and corporate news buttressed policy response, equity volatility hit a five-year low.
In addition, the ECB cut its benchmark rate by 0.25% to a record low 0.75% in order to help fight economic weakness. Furthermore, as we entered September, Germany's Constitutional Court approved the formation of the European Stability Mechanism, a permanent euro-zone bailout fund designed to lend governments the necessary funds to recapitalize their banking systems.
The soft landing continued in China during the reporting period as real gross domestic product and industrial production continued to slow, although the Chinese labor market remained healthy with the unemployment rate at only 4.1% in September. In addition to monetary easing, the Chinese government continued to invest in infrastructure, spending over $158 billion on subway projects, highway construction and sewage treatment plants. During the reporting period, the Bank of Japan increased asset purchases to counteract slowing economic growth.
On a regional basis, the S&P Europe Small Cap Growth Index2 rose the most, gaining 20.1%, while the S&P Asia Pacific Ex-Japan Small Cap Growth Index3 increased 8.9%. Japanese small caps posted one of the weakest gains amongst all countries as the S&P Japan Small Cap Growth Index4 gained only 3.7% during the reporting period.
The U.S. dollar had mixed results against most major currencies over this reporting period. Currencies appreciating against the U.S. dollar include British sterling (+7.6%) and the Canadian dollar (+2.3%). Currencies depreciating against the U.S. dollar include the euro (-3.4%) and the Japanese yen (-6.3%). The oil price declined 11.4% over this period as measured by the price of West Texas Intermediate (Cushing, Oklahoma) crude oil.
In summary, the primary drivers of the international markets5 during the reporting period included: (1) global monetary easing; (2) fiscal austerity; (3) concerns about slowing economic growth; (4) mixed economic results in the U.S.; and (5) political transitions in major economies.
Annual Shareholder Report
2

Fund Performance
Positive relative performance came from strong stock selection in Energy, Materials and Industrials. From a regional perspective, the Fund benefited from a mix of strong stock selection and weighting in Mexico, Norway and Singapore. The Fund's underweight exposure in Japan relative to the benchmark positively impacted the Fund's performance during this reporting period.
Individual stocks that contributed most significantly to the Fund's performance included: Mexichem Sab De C, a Mexican chemical company specializing in PVC products; Asos Plc, a UK online retailer targeting 16-25 year-olds in the United Kingdom and internationally; Andritz AG, an Austrian capital goods company manufacturing hydro power plants and machinery for the pulp and paper industries among others; and Petroleum Geo-Services ASA, a Norwegian oil service company providing seismic studies for its clients.
The Fund's relative performance was weakened by negative stock price performance in Consumer Staples, Financials and Health Care. The Fund's non-benchmark investments in Brazil also weakened the Fund's performance. Weak Hong Kong stock investments also held back Fund performance.
Stocks that held back relative performance included: SNC-Lavalin, a Canadian engineering and construction company embroiled in possible illegal payments and replacement of its CEO; PDG Realty SA, a Brazilian residential developer which surprisingly lowered its guidance for new projects in 2012; Bombardier Inc., a Canadian aircraft and rail car manufacturer which had multiple delays (now into mid-2013 from 2012) in its first flight and entry of its new CSeries aircraft; and Herbalife, a global nutritional and personal care direct marketing company whose stock price struggled when its business model was questioned on a conference call despite delivering outstanding results each quarter.
Further, strong relative performance was supported by the appreciation of the British sterling together with a relative overweight of the United Kingdom. The Fund's performance was also aided by the relative underweight of Japan together with a depreciation of the yen. As the Fund does not typically hedge its currency positions, it stands to benefit or suffer from corresponding currency fluctuations.
Annual Shareholder Report
3

1	The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The S&P Developed Ex-US Small Cap Index is a market capitalization-weighted index measuring capital appreciation. It is defined as an unmanaged world equity index representative of small capitalization securities, defined as the bottom 20% of any given country's available market capitalization excluding the U.S. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 2,710 small-cap companies from the developed nations in North America, Europe, Asia Pacific and Africa/Middle East (excluding the United States) that exhibit strong growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
2	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 883 small-cap companies from Europe that exhibit strong growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
3	The S&P Asia Pacific Ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 739 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
4	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 738 small-cap companies from Japan that exhibit strong growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
5	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
Annual Shareholder Report
4

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund (the “Fund”) from November 30, 2002 to November 30, 2012, compared to the S&P Developed ex-U.S. Small Cap Growth Index.2
Average Annual Total Returns for the Period Ended 11/30/2012
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
Share Class	1 Year	5 Years	10 Years
Class A Shares	9.40%	-4.78%	10.59%
Class B Shares	9.35%	-4.80%	10.54%
Class C Shares	13.82%	-4.46%	10.36%
Institutional Shares[3]	15.97%	-3.51%	11.32%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report
5

Growth of a $10,000 Investment – class a shares
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Growth of a $10,000 Investment – class b shares
■	Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.
Annual Shareholder Report
6

Growth of a $10,000 Investment – class c shares
■	Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.
Growth of a $10,000 Investment – Institutional shares3
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.
3	The Fund's Institutional Shares commenced operations on March 31, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report
7

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2012, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	19.3%
France	9.1%
Canada	8.9%
Japan	8.1%
Germany	5.9%
Bermuda	4.9%
Singapore	4.6%
Sweden	4.1%
Mexico	3.7%
Cayman Islands	3.7%
Norway	2.4%
Netherlands	2.3%
Italy	2.2%
Austria	2.0%
Switzerland	1.8%
Thailand	1.8%
South Korea	1.7%
Hong Kong	1.7%
Ireland	1.6%
Brazil	1.4%
Panama	1.1%
Luxembourg	1.1%
Jersey Channel Isle	1.1%
Israel	1.0%
Indonesia	0.6%
Other[2]	0.8%
Cash Equivalents[3]	2.8%
Other Assets and Liabilities—Net[4]	0.3%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other includes exchange-traded funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
8

At November 30, 2012, the Fund's sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	26.5%
Industrials	23.4%
Materials	11.0%
Energy	10.2%
Financials	7.1%
Health Care	6.8%
Information Technology	6.2%
Consumer Staples	4.9%
Other[2]	0.8%
Cash Equivalents[3]	2.8%
Other Assets and Liabilities—Net[4]	0.3%
TOTAL	100.0%
5	Except for Other Securities, Other Assets and Liabilities, and Cash Equivalents, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
9

Portfolio of Investments
November 30, 2012
Shares			Value in U.S. Dollars
		COMMON STOCKS—96.1%
		Austria—2.0%
63,874		Andritz AG	$4,070,471
		Bermuda—4.9%
1,600,000	[1]	Brilliance China Automotive Holdings Ltd.	1,940,595
151,999		Invesco Ltd.	3,798,455
77,400		Signet Jewelers Ltd.	4,160,250
		TOTAL	9,899,300
		Brazil—1.4%
45,772		Companhia Brasileira de Distribuicao Groupo Pao de Acucar, ADR	1,981,012
91,100		Raia Drogasil SA	895,311
		TOTAL	2,876,323
		Canada—8.9%
28,800		Agrium, Inc.	2,941,030
471,900		Bombardier, Inc., Class B	1,667,458
43,000	[1]	Catamaran Corp	2,093,670
51,500		Dollarama, Inc.	3,289,550
78,490		Ensign Energy Services, Inc.	1,138,613
60,800		Finning International, Inc.	1,393,072
38,600		National Bank of Canada, Montreal	3,014,635
139,700	[1]	Precision Drilling Corp.	1,056,132
29,100		Tim Horton's, Inc.	1,347,912
		TOTAL	17,942,072
		Cayman Islands—3.7%
429,530		AAC Technologies Hldgs. Inc.	1,612,774
82,000	[1]	Fabrinet	1,018,440
81,600		Herbalife Ltd.	3,751,152
2,000,000		Shenguan Holdings Group	1,016,748
		TOTAL	7,399,114
		France—9.1%
76,052		Accor SA	2,526,132
33,000		Bureau Veritas SA	3,661,326
50,000		Edenred	1,523,260
45,211		JC Decaux SA	1,022,806
56,000		Publicis Groupe	3,167,757
8,500		Remy Cointreau	952,244
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		France—continued
28,730		Technip SA	$3,337,404
19,300		Zodiac SA	2,156,130
		TOTAL	18,347,059
		Germany—5.9%
30,437		Adidas AG	2,676,711
62,705		GEA Group AG	2,048,956
44,975		Gerresheimer AG	2,304,873
25,835		Heidelberger Zement AG	1,403,955
12,741		Hugo Boss AG	1,336,222
89,035		Wire Card AG	2,187,345
		TOTAL	11,958,062
		Hong Kong—1.7%
2,600,000		China Bluechemical Ltd.	1,623,700
3,579,000		China Everbright International Ltd.	1,708,640
		TOTAL	3,332,340
		Indonesia—0.6%
1,533,489		PT Mitra Adiperkasa Tbk	1,134,911
		Ireland—1.6%
65,000		Ingersoll-Rand PLC, Class A	3,170,700
		Israel—1.0%
61,265	[1]	NICE-Systems Ltd., ADR	2,069,532
		Italy—2.2%
178,724		Azimut Holding SPA	2,331,355
135,200	[1]	Yoox SpA	2,090,658
		TOTAL	4,422,013
		Japan—8.1%
71,000		Aisin Seiki Co.	2,098,090
129,000		Chiyoda Corp.	1,855,935
137,000		Daihatsu Motor Co. Ltd.	2,431,382
40,500		Don Quijote Co. Ltd.	1,574,604
91,000		Fuji Heavy Industries	1,021,108
57,000		JGC Corp.	1,877,297
46,600		Nikon Corp.	1,291,131
72,700		Park 24 Co. Ltd.	1,227,615
68,000		Ship Health Care Holdings, Inc.	2,116,674
29,300		Tamron Co. Ltd.	872,229
		TOTAL	16,366,065
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Jersey Channel Isle—1.1%
63,750		Delphi Automotive PLC	$2,166,862
		Luxembourg—1.1%
6,535		Eurofins Scientific	1,005,437
181,748	[1]	SAF-Holland SA	1,224,402
		TOTAL	2,229,839
		Mexico—3.7%
319,800		Cemex S.A. de C.V., ADR	2,846,220
13,900		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	1,414,881
627,214		Mexichem SA de CV	3,249,198
		TOTAL	7,510,299
		Netherlands—2.3%
30,458		ASM International NV	1,067,541
62,084		Koninklijke DSM NV	3,575,698
		TOTAL	4,643,239
		Norway—2.4%
33,936		Fred Olsen Energy ASA	1,498,961
193,848		Petroleum Geo-Services ASA	3,249,365
		TOTAL	4,748,326
		Panama—1.1%
24,200		Copa Holdings SA, Class A	2,295,128
		Singapore—4.6%
239,000		City Developments Ltd.	2,294,838
1,660,000		Ezion Holdings Ltd.	1,965,181
277,300		Keppel Corp. Ltd.	2,433,134
682,000		Sembcorp Marine Ltd.	2,547,862
		TOTAL	9,241,015
		South Korea—1.7%
75,000		Hotel Shilla Co.	3,345,339
		Sweden—4.1%
87,800		Assa Abloy AB, Class B	3,176,364
120,523		Getinge AB, Class B	3,885,589
33,600		Swedish Match AB	1,182,730
		TOTAL	8,244,683
		Switzerland—1.8%
72,735		Adecco SA	3,593,974
		Thailand—1.8%
2,615,400		Amata Corp. Public Co., Ltd.	1,337,953
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Thailand—continued
600,000		Bangkok Dusit Medical Services Public Co., Ltd., GDR	$2,189,638
		TOTAL	3,527,591
		United Kingdom—19.3%
275,000		Aberdeen Asset Management PLC	1,489,202
115,998		Aggreko PLC	4,148,096
168,969		Amec PLC	2,826,257
200,000		Ashtead Group PLC	1,227,890
56,987	[1]	ASOS PLC	2,260,635
117,851		Burberry Group PLC	2,430,054
69,069		Croda International PLC	2,634,794
50,800	[1]	Dialog Semiconductor PLC	1,033,627
240,000		Filtrona PLC	2,255,191
126,041		InterContinental Hotels Group PLC	3,368,309
39,316		Johnson Matthey PLC	1,511,136
480,000		Kingfisher PLC	2,137,913
102,746		Rightmove PLC	2,465,930
436,500	[1]	SOCO International PLC	2,539,303
252,863		Telecity Group PLC	3,471,924
240,282		Wood Group (John) PLC	2,991,206
		TOTAL	38,791,467
		TOTAL COMMON STOCKS (IDENTIFIED COST $145,687,619)	193,325,724
		EXCHANGE-TRADED FUND—0.8%
		United States—0.8%
36,733		iShares MSCI Emerging Market (IDENTIFIED COST $1,433,082)	1,535,439
		MUTUAL FUND—2.8%
5,729,917	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15% (IDENTIFIED COST $5,729,917)	5,729,917
		TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $152,850,618)[4]	200,591,080
		OTHER ASSETS AND LIABILITIES - NET—0.3%[5]	676,890
		TOTAL NET ASSETS—100%	$201,267,970
Annual Shareholder Report
13

1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $152,806,442.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2012.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1— quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3— significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$10,052,375	$—	$—	$10,052,375
International	183,273,349[1]	—	—	183,273,349
Exchange-Traded Fund	1,535,439	—	—	1,535,439
Mutual Fund	5,729,917	—	—	5,729,917
TOTAL SECURITIES	$200,591,080	$—	$—	$200,591,080
1	Includes $74,894,500 of securities transferred from Level 2 to Level 1 because quoted prices on securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.44	$35.24	$31.28	$20.27	$53.10
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	0.12	(0.06)	0.03	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.23	(2.08)	4.02	10.95	(26.58)
TOTAL FROM INVESTMENT OPERATIONS	5.21	(1.96)	3.96	10.98	(26.61)
Less Distributions:
Distributions from net investment income	(0.28)	—	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(6.22)
TOTAL DISTRIBUTIONS	(0.28)	—	—	—	(6.22)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.16[3]	—	0.03[3]	—
Net Asset Value, End of Period	$38.37	$33.44	$35.24	$31.28	$20.27
Total Return[4]	15.78%	(5.11)%[3]	12.66%	54.32%[3]	(56.62)%
Ratios to Average Net Assets:
Net expenses	1.80%	1.80%[5]	1.80%	1.80%	1.82%
Net investment income (loss)	(0.06)%	0.33%	(0.18)%	0.14%	(0.08)%
Expense waiver/reimbursement[6]	0.20%	0.17%	0.20%	0.20%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$147,268	$148,739	$197,294	$243,049	$180,093
Portfolio turnover	46%	63%	62%	125%	55%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011 and 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47% and 0.15%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.80% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.37	$31.20	$27.92	$18.23	$48.75
Income From Investment Operations:
Net investment income (loss)[1]	(0.27)	(0.16)	(0.29)	(0.14)	(0.32)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.63	(1.82)	3.57	9.80	(23.98)
TOTAL FROM INVESTMENT OPERATIONS	4.36	(1.98)	3.28	9.66	(24.30)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(6.22)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.15[3]	—	0.03[3]	—
Net Asset Value, End of Period	$33.73	$29.37	$31.20	$27.92	$18.23
Total Return[4]	14.85%	(5.87)%[3]	11.75%	53.15%[3]	(56.98)%
Ratios to Average Net Assets:
Net expenses	2.60%	2.60%[5]	2.60%	2.60%	2.58%
Net investment income (loss)	(0.86)%	(0.47)%	(1.01)%	(0.65)%	(0.83)%
Expense waiver/reimbursement[6]	0.16%	0.12%	0.15%	0.16%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,725	$10,232	$15,363	$20,141	$18,485
Portfolio turnover	46%	63%	62%	125%	55%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011 and 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.48% and 0.16%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.35	$31.18	$27.90	$18.22	$48.70
Income From Investment Operations:
Net investment income (loss)[1]	(0.27)	(0.15)	(0.28)	(0.14)	(0.29)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.62	(1.83)	3.56	9.79	(23.97)
TOTAL FROM INVESTMENT OPERATIONS	4.35	(1.98)	3.28	9.65	(24.26)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(6.22)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.15[3]	—	0.03[3]	—
Net Asset Value, End of Period	$33.70	$29.35	$31.18	$27.90	$18.22
Total Return[4]	14.82%	(5.87)%[3]	11.76%	53.13%[3]	(56.95)%
Ratios to Average Net Assets:
Net expenses	2.60%	2.60%[5]	2.60%	2.60%	2.57%
Net investment income (loss)	(0.85)%	(0.46)%	(0.99)%	(0.64)%	(0.83)%
Expense waiver/reimbursement[6]	0.16%	0.12%	0.15%	0.16%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,100	$29,057	$38,156	$44,062	$33,250
Portfolio turnover	46%	63%	62%	125%	55%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011 and 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47% and 0.16%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2008[1]
	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.70	$35.45	$31.40	$20.30	$41.46
Income From Investment Operations:
Net investment income[2]	0.06	0.22	0.00[3]	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.24	(2.13)	4.05	10.99	(21.21)
TOTAL FROM INVESTMENT OPERATIONS	5.30	(1.91)	4.05	11.07	(21.16)
Less Distributions:
Distributions from net investment income	(0.37)	—	—	—	—
Redemption Fees	—	—	0.00[3]	0.00[3]	0.00[3]
Regulatory Settlement Proceeds	—	0.16[4]	—	0.03[4]	—
Net Asset Value, End of Period	$38.63	$33.70	$35.45	$31.40	$20.30
Total Return[5]	15.97%	(4.94)%[4]	12.90%	54.68%[4]	(51.04)%
Ratios to Average Net Assets:
Net expenses	1.60%	1.60%[6]	1.60%	1.60%	1.55%[7]
Net investment income	0.15%	0.56%	0.01%	0.31%	0.18%[7]
Expense waiver/reimbursement[8]	0.15%	0.12%	0.15%	0.16%	0.09%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,175	$20,544	$36,945	$32,854	$20,018
Portfolio turnover	46%	63%	62%	125%	55%[9]
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the years ended November 30, 2011 and 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.45% and 0.15%, respectively, on the total returns.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.60% for the year ended November 30, 2011, after taking into account this expense reduction.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2008.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
November 30, 2012
Assets:
Total investment in securities, at value including $5,729,917 of investment in an affiliated holding (Note 5) (identified cost $152,850,618)		$200,591,080
Cash denominated in foreign currencies (identified cost $60,095)		60,522
Receivable for investments sold		3,048,452
Income receivable		217,364
Receivable for shares sold		85,414
TOTAL ASSETS		204,002,832
Liabilities:
Payable for investments purchased	$2,022,644
Payable for shares redeemed	365,816
Payable for capital gains taxes withheld (Note 2)	41,429
Payable for transfer and dividend disbursing agent fees and expenses	91,134
Payable for distribution services fee (Note 5)	43,696
Payable for custodian fees	30,679
Payable for shareholder services fee (Note 5)	4,247
Payable for Directors'/Trustees' fees	1,624
Accrued expenses	133,593
TOTAL LIABILITIES		2,734,862
Net assets for 5,360,058 shares outstanding		$201,267,970
Net Assets Consist of:
Paid-in capital		$154,218,971
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		47,691,432
Accumulated net realized loss on investments and foreign currency transactions		(116,557)
Distributions in excess of net investment income		(525,876)
TOTAL NET ASSETS		$201,267,970
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($147,267,586 ÷ 3,838,261 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$38.37
Offering price per share (100/94.50 of $38.37)	$40.60
Redemption proceeds per share (98.00/100 of $38.37)	$37.60
Class B Shares:
Net asset value per share ($7,725,001 ÷ 228,997 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$33.73
Offering price per share	$33.73
Redemption proceeds per share (92.50/100 of $33.73)	$31.20
Class C Shares:
Net asset value per share ($25,100,093 ÷ 744,711 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$33.70
Offering price per share	$33.70
Redemption proceeds per share (97.00/100 of $33.70)	$32.69
Institutional Shares:
Net asset value per share ($21,175,290 ÷ 548,089 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$38.63
Offering price per share	$38.63
Redemption proceeds per share (98.00/100 of $38.63)	$37.86
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended November 30, 2012
Investment Income:
Dividends (including $15,766 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $569,013)			$3,601,333
Expenses:
Investment adviser fee (Note 5)		$2,572,506
Administrative fee (Note 5)		242,070
Custodian fees		51,071
Transfer and dividend disbursing agent fees and expenses		448,942
Directors'/Trustees' fees		4,955
Auditing fees		34,756
Legal fees		9,335
Portfolio accounting fees		134,385
Distribution services fee (Note 5)		642,572
Shareholder services fee (Note 5)		89,766
Account administration fee (Note 2)		251
Share registration costs		62,199
Printing and postage		43,099
Insurance premiums		3,784
Taxes		2,037
Miscellaneous		12,072
TOTAL EXPENSES		4,353,800
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(278,570)
Waiver of administrative fee	(39,768)
Waiver of distribution services fee	(74,702)
TOTAL WAIVERS AND REIMBURSEMENT		(393,040)
Net expenses			3,960,760
Net investment income (loss)			(359,427)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including capital gain taxes withheld of $49,710)			9,010,939
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including foreign taxes withheld of $41,429)			20,607,253
Net realized and unrealized gain on investments and foreign currency transactions			29,618,192
Change in net assets resulting from operations			$29,258,765
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets
Year Ended November 30	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(359,427)	$620,591
Net realized gain on investments and foreign currency transactions	9,010,939	39,285,172
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	20,607,253	(52,383,146)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,258,765	(12,477,383)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,241,042)	—
Institutional Shares	(226,144)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,467,186)	—
Share Transactions:
Proceeds from sale of shares	15,961,004	48,142,803
Net asset value of shares issued to shareholders in payment of distributions declared	1,253,453	—
Cost of shares redeemed	(52,309,823)	(116,069,928)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(35,095,366)	(67,927,125)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	—	1,217,226
Change in net assets	(7,303,787)	(79,187,282)
Net Assets:
Beginning of period	208,571,757	287,759,039
End of period (including undistributed (distributions in excess of) net investment income of $(525,876) and $1,474,061, respectively)	$201,267,970	$208,571,757
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
November 30, 2012
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “ Directors”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report
23

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
Annual Shareholder Report
24

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
25

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2012, account administration fees for the Fund were as follows:
Account Administration Fees Incurred
Class C Shares	$251
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
Annual Shareholder Report
26

When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2012, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,167 and $1,933, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report
27

Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$26,320
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(4,007)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	247,796	$9,100,134	694,354	$27,368,130
Shares issued to shareholders in payment of distributions declared	35,087	1,098,918	—	—
Shares redeemed	(892,075)	(31,817,583)	(1,845,040)	(69,622,547)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(609,192)	$(21,618,531)	(1,150,686)	$(42,254,417)
Year Ended November 30	2012		2011
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	14,203	$463,855	43,655	$1,512,202
Shares redeemed	(133,525)	(4,194,118)	(187,677)	(6,281,409)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(119,322)	$(3,730,263)	(144,022)	$(4,769,207)
Annual Shareholder Report
28

Year Ended November 30	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	96,696	$3,108,064	194,297	$6,556,276
Shares redeemed	(342,052)	(10,743,718)	(428,029)	(14,385,339)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(245,356)	$(7,635,654)	(233,732)	$(7,829,063)
Year Ended November 30	2012		2011
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	90,720	$3,288,951	316,307	$12,706,195
Shares issued to shareholders in payment of distributions declared	4,909	154,535	—	—
Shares redeemed	(157,208)	(5,554,404)	(748,906)	(25,780,633)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(61,579)	$(2,110,918)	(432,599)	$(13,074,438)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,035,449)	$(35,095,366)	(1,961,039)	$(67,927,125)
Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital.
4. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, net operating loss, realized capital gains tax expense and litigation payments.
For the year ended November 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(386,450)	$(173,324)	$559,774
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
Annual Shareholder Report
29

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2012 and 2011, was as follows:
	2012	2011
Ordinary income	$1,467,186	—
As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:
Ordinary loss deferral	$(570,008)
Net unrealized appreciation	$47,735,564
Capital loss carryforwards	$(116,557)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to a reclassification of a distribution received from ordinary income to cost for tax purposes.
At November 30, 2012, the cost of investments for federal tax purposes was $152,806,442. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $47,784,638. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $50,145,913 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,361,275.
At November 30, 2012, the Fund had a capital loss carryforward of $116,557 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforward and expiration year:
Expiration Year	Short–Term	Long-Term	Total
2017	$116,557	NA	$116,557
The Fund used capital loss carryforwards of $9,427,035 to offset taxable capital gains realized during the year ended November 30, 2012.
Under current tax law, late-year ordinary loss realized after December 31 through the end of the Fund's fiscal year (“Late Year Ordinary Loss”) may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of November 30, 2012, for federal income tax purposes, a Late Year Ordinary Loss of $570,008 was deferred to December 1, 2012.
Annual Shareholder Report
30

5. Investment Adviser Fee and Other Transactions With Affiliates
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, the Adviser voluntarily waived $269,408 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Prior to September 1, 2012, the administrative fee received during any fiscal year was at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, FAS waived $39,768 of its fee. The net fee paid to FAS was 0.098% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report
31

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$372,262	$(74,702)
Class B Shares	65,959	—
Class C Shares	204,351	—
TOTAL	$642,572	$(74,702)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2012, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2012, FSC retained $3,750 in sales charges from the sale of Class A Shares. FSC also retained $5,708 of CDSC relating to redemptions of Class B Shares and $118 relating to redemptions of Class C Shares.
Shareholder Services Fee
The Fund may pay fees (“ Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2012, Service Fees for the Fund were as follows:
Service Fees Incurred
Class B Shares	$21,986
Class C Shares	67,780
TOTAL	$89,766
For the year ended November 30, 2012, the Fund's Class A Shares did not incur a Service Fee. For the year ended November 30, 2012, FSSC received $4,356 of Service Fees paid by the Fund.
Expense Limitation
The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding tax reclaim recovery expenses) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination
Annual Shareholder Report
32

Date”): (a) February 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.
Transactions Involving Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2012, the Adviser reimbursed $9,162. Transactions involving the affiliated holding during the year ended November 30, 2012, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2011	11,404,009
Purchases/Additions	85,403,830
Sales/Reductions	(91,077,922)
Balance of Shares Held 11/30/2012	5,729,917
Value	$5,729,917
Dividend Income	$15,766
6. Investment Transactions
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2012, were as follows:
Purchases	$90,847,377
Sales	$126,274,186
7. Concentration of Risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
Annual Shareholder Report
33

8. Line of Credit
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the program was not utilized.
10. Regulatory Settlement Proceeds
The Fund received $1,217,226 for the year ended November 30, 2011, in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlements were recorded as an increase to paid-in capital in the accompanying financial statements.
Annual Shareholder Report
34

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2013
Annual Shareholder Report
35

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report
36

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2012	Ending Account Value 11/30/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,135.90	$9.61
Class B Shares	$1,000	$1,131.10	$13.85
Class C Shares	$1,000	$1,131.30	$13.85
Institutional Shares	$1,000	$1,136.80	$8.55
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.00	$9.07
Class B Shares	$1,000	$1,012.00	$13.08
Class C Shares	$1,000	$1,012.00	$13.08
Institutional Shares	$1,000	$1,017.00	$8.07
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.80%
Class B Shares	2.60%
Class C Shares	2.60%
Institutional Shares	1.60%
Annual Shareholder Report
37

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “ Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2012, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 137 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report
38

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: President and Chief Operating Officer, Wang Laboratories; Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; Director, First National Bank of Boston; Director, EMC Corporation (computer storage systems); Director, Apollo Computer, Inc.; Director, Redgate Communications.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.; Associate General Secretary of the Diocese of Pittsburgh.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report
39

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report
40

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Officer since: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Annual Shareholder Report
41

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Leonardo A. Vila Birth Date: March 21, 1961 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Vice President Officer since: June 2012 Portfolio Manager since: July 1999	Principal Occupations: Leonardo A. Vila has been the Fund's Portfolio Manager since July 1999 . He is Vice President of the Corporation with respect to the Fund. Mr. Vila joined Federated in 1995 as a Quantitative Analyst and currently serves as Senior Vice President and Senior Portfolio Manager of the Fund's Adviser. Previously, Mr. Vila was an Equity Research Manager with the American Stock Exchange from 1994 to 1995. Mr. Vila earned his M.B.A. from St. John's University.
Annual Shareholder Report
42

Evaluation and Approval of Advisory Contract–May 2012
FEDERATED INTERNATIONAL SMALL-MID COMPANY FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report
43

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report
44

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The
Annual Shareholder Report
45

information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
Annual Shareholder Report
46

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
47

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “ Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “ Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”
Annual Shareholder Report
48

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U730
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $89,100

Fiscal year ended 2011 - $87,600

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $109

Fiscal year ended 2011 - $0

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $4,964 respectively. Fiscal year ended 2011- Audit consent fee for N-14 merger document.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $12,100 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,827 and $37,293 respectively. Fiscal year ended 2012- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2012 - $343,410

Fiscal year ended 2011 - $444,739

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 22, 2013

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 22, 2013